INVESTMENT ADVISER
Century Capital Management, Inc.

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT
Boston Financial Data Services, Inc.

LEGAL COUNSEL
Palmer & Dodge LLP

AUDITORS
Deloitte & Touche LLP

TELEPHONE
617-482-3060
800-321-1928
800-303-1928 (Shareholder Hotline)

AVERAGE ANNUAL TOTAL RETURNS
The average annual total returns for the Trust for the indicated investment periods ended June 30, 1997, were as follows: (i) one year = 44.67%, (ii) five years = 17.87%, (iii) ten years = 15.08%. These data represent past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus.
----------------------------

CENTURY
 SHARES
  TRUST

SEMI-ANNUAL REPORT
  JUNE 30, 1997

--------------------------

DEAR FELLOW SHAREHOLDERS:

This extraordinary bull market continues. Sparked by minimal inflation and solid profits, shares of well-known companies in many industries are advancing strongly in 1997. While this euphoria is enjoyable, the history of markets is one of price fluctuations, both up and down. Corrections, be they mild or severe, have occurred and will occur again. At such times, quality counts; earnings and intrinsic value count. As discussed below, we believe that our portfolio of superbly managed companies possesses those positive characteristics.

While the stock prices of quality insurance organizations have performed well over the years, many investors often overlook the true fundamental strength and profitability of leading companies. Following solid 1996 results and continuing gains this year, however, our companies finally attracted deserved investor recognition. At June 30, 1997, the Trust's total net assets stood at $349.9 million, equivalent to $38.78 per share, making the Trust's total return +24.5% year-to-date and +44.7% over the past twelve months. For those periods, the unmanaged Standard and Poor's 500 Stock Index returns were +20.6% and +34.7%, respectively.

These latest results have brought the Trust's annual compound total returns for the past five, ten and fifteen years to 17.9%, 15.1% and 18.1%, respectively. While some newer observers of the mutual fund industry classify the Trust as a sector fund, long-time shareholders and more seasoned analysts understand our management strategy, philosophy and style, and correctly include the Trust in the "growth and income" category. That reflects the Trust's investment objective; and, as shown in the following table, the Trust has been competitive.

            INVESTMENT PERFORMANCE: PERIODS THROUGH JUNE 30, 1997

                                          1 YEAR       5 YEARS     10 YEARS
                                          ------       -------     --------
Century Shares Trust ..................   +44.7%       +127.6%      +307.4%
Lipper Growth & Income Funds
  Average .............................   +28.1        +122.5       +232.5
Standard & Poor's 500 Stock Index .....   +34.7        +146.6       +292.6

The most successful investors in the Trust are those who understand the Trust's objectives, risk characteristics and the fundamental reasons supporting our sustained excellent performance. We are long-term investors with a growth and profitability emphasis. We believe we are part owners of businesses and act as such. That means we aim to own shares of well-run companies, monitor these companies through fundamental analysis and on-site meetings with managements, and make changes only when managements fail to perform or share prices far exceed real value.

Since 1976 our goal has been to construct a portfolio of investments producing five-year annual compound growth of per share book value plus dividends of at least 15%. Annual returns on equity at the same level provide a similar measure of profitability. The chart below illustrates how our portfolio companies have performed for the past ten such periods, relative to much of American industry, as represented by the S&P 500.

                       FIVE-YEAR AVERAGE RETURN ON EQUITY

                         Century Shares Trust                  S&P 500

     1987                       14.5                            12.6
     1988                       14.9                            13.4
     1989                       15.8                            13.5
     1990                       17.3                            13.8
     1991                       17.0                            13.4
     1992                       16.4                            13.0
     1993                       15.5                            12.3
     1994                       15.6                            12.9
     1995                       15.4                            14.1
     1996                       15.4                            15.5

                              UNDERWRITING MARGINS

                               Century
                                Shares                  Property-
                               Trust P/C                Casualty
                              Companies                 Industry

        1987                     99.7                     104.6
        1988                     99.8                     105.4
        1989                    103.3                     109.2
        1990                     99.6                     109.6
        1991                     99.7                     108.8
        1992                    101.5                     115.7
        1993                    100.1                     106.9
        1994                     99.1                     108.4
        1995                     98.0                     106.4
        1996                     98.7                     105.9






         CONSISTENT GROWTH AND PROFITABILITY VS FLUCTUATING PERCEPTIONS

                                Five-Year Growth             Century's
                                    Rate of                  Five-Year
                               Portfolio Company           Average Annual
                                  Book Values              Total Returns

        Dec-87                        16.5                     15.1
        Jun-88                        16.5                     14.4
        Dec-88                        16.7                     14.07
        Jun-89                        16.7                     20.0
        Dec-89                        18.3                     18.83
        Jun-90                        18.3                     12.68
        Dec-90                        17.2                      8.77
        Jun-91                        17.2                      7.85
        Dec-91                        15.9                     12.81
        Jun-92                        15.9                     12.36
        Dec-92                        16.4                     20.32
        Jun-93                        16.4                     18.31
        Dec-93                        16.6                     16.78
        Jun-94                        16.6                     11.31
        Dec-94                        14.3                      8.06
        Jun-95                        14.3                     11.3
        Dec-95                        18.9                     16.68
        Jun-96                        18.9                     13.42
        Dec-96                        18.2                     14.01
        Jun-97                        18.2                     17.87


A key driver of these results is underwriting profitability. In simplest terms, that means selling one's products at a profit. Our investments are not focused on price discounters who "hope to make it up on volume." We believe in supporting managements who plan for and achieve profitability in the sale of insurance products. The chart to the left above shows results achieved by Century companies with property-casualty operations over the past decade.

Some observers overemphasize the "cyclicality" of the industry and ignore the stable profitability of the better companies. As shown in the chart above, the property-casualty companies in Century's portfolio consistently earn higher margins than the industry as a whole.

The chart to the right above illustrates clearly that the greatest cyclicality is in investor sentiment. The solid line depicts the sustained high level of growth and profitabilty of our portfolio companies over the past decade. The dotted line shows trailing five-year total returns for the Trust which reflect underlying share prices.

While prices have fluctuated, ultimately they return to underlying values. And while the past year has shown strong performance, the Trust's total return rate is just now catching up to the long-term growth rate of our holdings.

We cannot predict what the future holds for stock prices. Now at all-time highs, there is downside risk that could be exacerbated by a negative event. Historically, our success has been built by concentrating on growth and profitability. We believe those criteria are enduring - enabling us to weather adverse markets better while providing meaningful upside potential over the long term.

                                            Respectfully submitted,

                                        /s/ Allan W. Fulkerson

                                            Allan W. Fulkerson, Chairman

August 12, 1997

PORTFOLIO OF INVESTMENTS -- JUNE 30, 1997
COMMON STOCKS: INSURANCE COMPANIES -- 86.8%

   SHARES                                                         VALUE
   ------                                                         -----

     65,162      AEGON N.V. .................................   $  4,565,413
    100,000      AFLAC Inc. .................................      4,725,000
    200,000      American General Corp. .....................      9,550,000
    225,000      American Heritage Life Investment Corp. ....      7,425,000
    200,000      American International Group, Inc. .........     29,875,000
    487,500      AON Corp. ..................................     25,228,125
    275,000      The Chubb Corp. ............................     18,390,625
    250,000      Cincinnati Financial Corp. .................     19,750,000
    115,000      General Re Corp. ...........................     20,930,000
    150,000      Marsh & McLennan Companies .................     10,706,250
    195,000      MBIA Inc. ..................................     21,998,437
    180,000      Mercury General Corp. ......................     13,095,000
    285,000      Ohio Casualty Corp. ........................     12,540,000
    300,000      The Progressive Corp. ......................     26,100,000
    170,000      Protective Life Corp. ......................      8,542,500
     50,000      Provident Companies., Inc. .................      2,675,000
    370,000      SAFECO Corp. ...............................     17,274,375
    245,000      St. Paul Companies, Inc. ...................     18,681,250
    265,000      Torchmark Corp. ............................     18,881,250
    200,000      UNUM Corp. .................................      8,400,000
    250,000      USF&G Corp. ................................      6,000,000
                                                                ------------
                                                                 305,333,225
                                                                ------------
  COMMON STOCKS: BANKING INSTITUTIONS -- 6.9%
    100,000      Banc One Corp. .............................      4,843,750
    100,000      J.P. Morgan & Co., Inc. ....................     10,437,500
     50,000      Providian Financial Corp. ..................      1,606,250
    130,000      Wachovia Corp. .............................      7,580,625
                                                                ------------
                                                                  24,468,125
                                                                ------------
MISCELLANEOUS SECURITIES -- 0.8% ............................      2,920,000
                                                                ------------
TOTAL INVESTMENTS IN COMMON STOCK -- 94.5%
  (Identified cost, $87,305,045) ............................    332,721,350
                                                                ------------

FIXED INCOME -- 0.3%

FACE AMOUNT
-----------
$ 1,000,000      U.S. Treasury Note, 5.625%, due 8/31/97 ....      1,000,000
                                                                ------------
TOTAL FIXED INCOME (Identified cost, $1,030,625) ............      1,000,000
                                                                ------------

CASH EQUIVALENTS -- 5.2%

$18,150,000      State Street Bank and Trust Eurodollar Time
                   Deposit, at cost approximating value,
                   maturity 7/1/97 ..........................     18,150,000
                                                                ------------
TOTAL INVESTMENTS -- 100% (Identified cost, $106,485,670) ...   $351,871,350
                                                                ============

                      See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES -- June 30, 1997
-------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note 1A) (Identified cost,
  $106,485,670) .............................................      $351,871,350
Cash ........................................................               814
Dividends and interest receivable ...........................           557,798
Receivable for Trust shares sold ............................         1,551,860
Prepaid expenses ............................................             6,328
                                                                   ------------
        Total assets ........................................       353,988,150
LIABILITIES:
Payable for investments purchased ..............   $3,661,295
Payable for Trust shares repurchased ...........      160,682
Accrued investment adviser fee (Note 5) ........      183,228
Accrued expenses and other liabilities .........       44,385
                                                   ----------
        Total liabilities ...................................         4,049,590
                                                                   ------------
NET ASSETS (Note 3) .........................................      $349,938,560
                                                                   ============
Per share net asset value, offering price and redemption price
  ($349,938,560 / 9,022,843 shares of $1.00 par value capital
   stock outstanding) (Note 2) ..............................        $38.78
                                                                     ======

STATEMENT OF OPERATIONS -- Six Months Ended June 30, 1997
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Dividends .................................................      $ 2,800,541
    Interest ..................................................          177,110
                                                                     -----------
        Total income ..........................................        2,977,651
  Expenses:
    Investment adviser fee (Note 5) .............    $1,022,147
    Non-interested trustees' remuneration .......        23,750
    Transfer agent ..............................        75,982
    Custodian ...................................        25,890
    Insurance ...................................        10,123
    Audit .......................................        17,950
    Registration costs ..........................        30,755
    Printing and other ..........................        17,387
                                                     ----------
        Total expenses ........................................        1,223,984
                                                                     -----------
            Net investment income .............................        1,753,667
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from investment transactions ..............        6,862,848
  Increase in net unrealized appreciation of
    investments ...............................................       57,262,632
                                                                     -----------
            Net realized and unrealized gain on
              investments .....................................       64,125,480
                                                                     -----------
Net increase in net assets resulting from
  operations ..................................................      $65,879,147
                                                                     ===========

                      See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED       YEAR ENDED
                                                            JUNE 30, 1997     DECEMBER 31, 1996
                                                            -------------     -----------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income ................................       $  1,753,667        $  4,012,180
  Net realized gain on investment transactions .........          6,862,848           9,627,266
  Increase in net unrealized appreciation of investments         57,262,632          26,491,322
                                                               ------------        ------------
  Net increase in net assets resulting from operations .         65,879,147          40,130,768
                                                               ------------        ------------
Net equalization (Note 1C) .............................             43,813             (88,887)
                                                               ------------        ------------
Distributions to shareholders from:
  Net investment income ................................         (1,790,206)         (3,903,632)
  Realized gain from investment transactions ...........                  0          (9,336,444)
Trust share transactions -- net (Note 2) ...............         15,024,361         (23,201,195)
                                                               ------------        ------------
      Total increase ...................................         79,157,115           3,600,610
NET ASSETS:
  At beginning of period ...............................        270,781,445         267,180,835
                                                               ------------        ------------
  At end of period (including accumulated distributions
    in excess of net investment income of $316,002 and
    $323,276, respectively) ............................       $349,938,560        $270,781,445
                                                               ============        ============

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------
                     SIX MONTHS ENDED JUNE 30,                              YEAR ENDED DECEMBER 31,
                     -------------------------     ---------------------------------------------------------------------------
                        1997            1996            1996            1995            1994            1993            1992
                       ------          ------          ------          ------          ------          ------          ------
NET ASSET VALUE,
  beginning of
  period .........     $31.30          $28.07          $28.07          $21.77          $24.04          $25.68          $21.03
                       ------          ------          ------          ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment
    income .......     $ 0.20          $ 0.24          $ 0.46          $ 0.41          $ 0.44          $ 0.43          $ 0.48
  Net realized
    and unrealized
    gain (loss) on
    investments ..       7.48            0.00            4.34            7.22           (1.38)          (0.52)           5.15
                       ------          ------          ------          ------          ------          ------          ------
      Total
        income from
        investment
        operations     $ 7.68          $ 0.24          $ 4.80          $ 7.63          $(0.94)         $(0.09)         $ 5.63
                       ------          ------          ------          ------          ------          ------          ------
LESS DISTRIBUTIONS FROM:
  Net
    investment
    income .......     $(0.20)         $(0.21)         $(0.46)         $(0.41)         $(0.45)         $(0.45)         $(0.42)
  Net realized
    gain on
    investment
    transactions .       --              --             (1.11)          (0.92)          (0.88)          (1.10)          (0.56)
                       ------          ------          ------          ------          ------          ------          ------
      Total
        distributions  $(0.20)         $(0.21)         $(1.57)         $(1.33)         $(1.33)         $(1.55)         $(0.98)
                       ------          ------          ------          ------          ------          ------          ------
NET ASSET
VALUE, end of
  period .........     $38.78          $28.10          $31.30          $28.07          $21.77          $24.04          $25.68
                       ======          ======          ======          ======          ======          ======          ======
TOTAL RETURN .          24.5%            0.9%           17.2%           35.2%          (3.9)%          (0.4)%             27%
RATIOS/SUPPLEMENTAL DATA:
  Net assets,
    end of period
    (000 omitted)    $349,939        $243,238        $270,781        $267,181        $205,904        $242,781        $260,265
  Ratio of
    expenses
    to average
    net assets          0.83%**         0.89%**         0.87%           0.94%           1.01%           0.82%           0.84%
  Ratio of net
    investment
    income to
    average
    net assets          1.19%**         1.68%**         1.58%           1.60%           1.93%           1.72%           1.84%
PORTFOLIO
  TURNOVER RATE            3%              1%              3%              5%              2%             19%              5%
  AVERAGE
  COMMISSION
  RATE PAID ......     $.0400          $.0400          $.0400

**Annualized

                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES -- The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Federal Taxes -- It is the Trust's policy to comply with the provisions of the Internal Revenue Code applicable to investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

C. Equalization -- The Trust follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Trust shares equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or repurchases of Trust shares.

D. Other -- Investment security transactions are accounted for on the date the securities are purchased or sold. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date.

E. Use of Estimates -- The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund.

(2) TRUST SHARES -- At June 30, 1997, 9,022,843 shares were outstanding. The number of authorized shares of $1.00 par value is unlimited. Transactions in Trust shares were as follows:

                           SIX MONTHS ENDED                YEAR ENDED
                             JUNE 30, 1997              DECEMBER 31, 1996
                       -------------------------    -------------------------
                         SHARES         AMOUNT        SHARES         AMOUNT
                         ------         ------        ------         ------
Sold ...............   1,091,893    $ 39,247,815      699,331    $ 20,345,429
Issued to
  shareholders in
  reinvestment of
  distributions
  from:
    Net investment
      income .......      36,556       1,392,101       88,021       2,669,827
    Realized gain on
      investment
      transactions .      --             --           242,250       7,684,171
                       ---------    ------------    ---------    ------------
                       1,128,449      40,639,916    1,029,602      30,699,427
Repurchased ........    (757,717)    (25,615,555)  (1,896,822)    (53,900,622)
                       ---------    ------------    ---------    ------------
        Net increase
         (decrease)      370,732    $ 15,024,361     (867,220)   $(23,201,195)
                       =========    ============    =========    ============

(3) SOURCES OF NET ASSETS -- At June 30, 1997, net assets consisted of:

  Capital paid-in .............................................    $ 98,094,274
  Accumulated distributions in excess of net investment income         (316,002)
  Accumulated undistributed net realized gains on investment
    transactions ......................................               6,774,608
  Unrealized appreciation in value of investments .............     245,385,680
                                                                   ------------
           Net assets applicable to outstanding capital stock .    $349,938,560
                                                                   ============

(4) INVESTMENT SECURITY TRANSACTIONS -- Other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $11,143,859 and $9,932,105, respectively, during the six months ended June 30, 1997. At June 30, 1997, the cost of investments for federal tax purposes was $106,485,670. Net unrealized appreciation for all securities at that date was $245,385,680. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $245,613,437 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $227,757.

(5) INVESTMENT ADVISER FEE -- The investment adviser fee is earned by Century Capital Management, Inc. ("CCM"), as compensation for providing investment advisory, management and administrative services to the Trust. CCM receives a monthly fee equal on an annualized basis of 0.7% of the first $250 million and 0.6% of the amounts exceeding $250 million of the Trust's net asset value. For the six months ended June 30, 1997, the fee amounted to $1,022,147. Officers and Trustees of the Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Century Shares Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Century Shares Trust as of June 30, 1997, the related statement of operations for the six months then ended, the statement of changes in net assets for the six months then ended and for the year ended December 31, 1996, and the financial highlights for the six months ended June 30, 1997 and 1996 and for each of the years in the five-year period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of June 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Century Shares Trust at June 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 18, 1997